Exhibit 10.21

REINSTATEMENT AND SECOND AMENDMENT TO
CONTRACT OF SALE

This Reinstatement and Second Amendment to Contract of Sale (this “Amendment”) is entered into as of this 9th day of December, 2011, between 15250 Sonoma Drive Fee Owner, LLC, a Delaware limited liability company (“Seller”), and Churchill Forge, Inc., a Massachusetts corporation (“Buyer”).

RECITALS

A.            Seller and Buyer entered into that certain Contract of Sale dated effective as of November 21, 2011, as amended by that certain Amendment to Contract of Sale dated November 30, 2011 between Seller and Buyer (as amended, the “Agreement”).

B.            On December 7, 2011, Buyer terminated the Agreement pursuant to Section 5(a) of the Agreement.

C.            Seller and Buyer now desire to reinstate and amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             Defined Terms.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

2.             Reinstatement.  Except as modified by this Amendment, the Agreement is hereby reinstated, ratified and confirmed and is in full force and effect.  In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.             Sales Price.  The first sentence following the heading of “Contract Sales Price” in Section 2 of the Agreement shall be deleted and replaced in its entirety by the following:

“The total purchase price for the Property (the “Sales Price”) shall be THIRTY NINE MILLION TWO HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($39,280,000.00), payable in cash at Closing (as hereinafter defined).”

4.             Closing Date.  The first sentence following the heading of “Closing Date” in Section 4(a) of the Agreement shall be deleted and replaced in its entirety by the following:

“The closing of the sale of the Property to Buyer (the “Closing”) shall take place at the Title Company on either January 4th or January 5th, 2012 (the “Closing Date”), at Buyer’s election. Buyer shall notify Seller in writing as to whether it elects to close on

January 4th or January 5th (the “Closing Date Notice”) no later than 5:00 p.m. Central Standard Time on December 29, 2011 (the “Closing Date Notice Deadline”). If Buyer does not deliver the Closing Date Notice on or prior to the Closing Date Notice Deadline, Buyer will be deemed to have elected to close on January 5, 2012.”

5.             National Flood Insurance Program Policies. At Closing, Seller will assign to Buyer all of Seller’s right, title and interest in and to the National Flood Insurance Program insurance policies described on Exhibit A attached hereto (collectively, the “Flood Insurance Policies”) and Buyer will assume the obligations of Seller under the Flood Insurance Policies. The premiums for the Flood Insurance Policies are as set forth on Exhibit A. Seller shall receive a credit on the closing statement for the amount of such premiums paid by Seller for periods from and after the Closing Date.

6.             Radon Testing.  The obligation of Buyer to consummate the transaction contemplated under the Agreement shall be contingent upon the radon system at the Property being recalibrated and testing at or below 4 pCi/L prior to Closing.

7.             Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same Amendment, and the signature page of any counterpart may be removed therefrom and attached to any other counterpart.  For the purposes of this Amendment, an executed counterpart copy of this Amendment delivered via facsimile or e-mail shall be deemed an original for all purposes.

8.             Entire Agreement. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter of this Amendment, and supersedes all prior understandings, agreements and representations, if any, with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

SELLER:

15250 SONOMA DRIVE FEE OWNER, LLC,
a Delaware limited liability company

By:	15250 Sonoma Drive, LLC, a Delaware limited liability company, its Sole Member

	By:	Behringer Harvard Palms of Monterrey, LLC, a Delaware limited liability company, its Managing Member

		By:	/s/ James D. Fant
Name:
Title:

PURCHASER:

CHURCHILL FORGE, INC.,
a Massachusetts corporation

By:	/s/ David M. Frieze
Name:
Title:

Exhibit A

National Flood Insurance Program Policies

Selling Entity	Coverage	Inception Date	Expiration Date	Carrier	Premium	Policy Number
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197699
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197700
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197701
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197702
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197703
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197704
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197705
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197706
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197707
15250 Sonoma	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of	$756	1011197708

Selling Entity	Coverage	Inception Date	Expiration Date	Carrier	Premium	Policy Number
Drive, LLC				Florida
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197709
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197710
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	4/13/2011	4/13/2012	American Bankers Insurance Company of Florida	$757	1011197711
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198096
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198097
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198098
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198099
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198100
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198102
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198103

Selling Entity	Coverage	Inception Date	Expiration Date	Carrier	Premium	Policy Number
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198104
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198105
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198106
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198111
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$1,475	1011198114
15250 Sonoma Drive, LLC	Flood (National Flood Insurance Program)	3/20/2011	3/20/2012	American Bankers Insurance Company of Florida	$4,481	1011198115
				Total	$32,021